Exhibit 99.1

CPKC announces US $1.2 billion debt offering

CALGARY – March 4, 2026 – Canadian Pacific Kansas City Limited (TSX: CP) (NYSE: CP) (“CPKC”) announced that its wholly-owned subsidiary, Canadian Pacific Railway Company, is issuing US $600 million of 4.000% Notes due 2029 and US $600 million of 5.500% Notes due 2056, which will be guaranteed by CPKC.

The offering is expected to close on March 6, 2026, subject to the satisfaction of customary closing conditions.

The net proceeds from the offering will be used primarily for the refinancing of outstanding indebtedness and for general corporate purposes. Until utilized for such purposes, the net proceeds may be invested in short term investment grade securities or bank deposits.

The joint active bookrunners for the offering are Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and SMBC Nikko Securities America, Inc., together with a syndicate that includes BMO Capital Markets Corp., CIBC World Markets Corp., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., BofA Securities, Inc., Morgan Stanely & Co. LLC, Wells Fargo Securities, LLC, ATB Capital Markets Corp., Desjardins Securities Inc. and U.S. Bancorp Investments, Inc.

The offering is being made pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission (the “SEC”). Copies of these documents may be obtained without charge from the SEC at www.sec.gov. Alternatively, you may request copies of the prospectus supplement and the accompanying prospectus for the offering by contacting Goldman Sachs & Co. LLC toll-free at 1-866-471-2526, Barclays Capital Inc. toll-free at 1-888-603-5847, Citigroup Global Markets Inc. toll-free at 1-800-831-9146 and SMBC Nikko Securities America, Inc. toll-free at 1-888-868-6856.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of these securities, in Canada or in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Under the terms of the offering, the underwriters have agreed not to offer or sell the securities sold in the offering in Canada or to any resident of Canada.

Forward looking information This news release contains certain forward-looking information and forward-looking statements (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as “financial expectations”, “key assumptions”, “anticipate”, “believe”, “expect”, “plan”, “will”, “outlook”, “should” or similar words suggesting future outcomes. This news release contains forward-looking information relating, but not limited to, the intended use of proceeds from the offering, including the reduction and refinancing of outstanding indebtedness and the timing and completion of the proposed offering.

The forward-looking information that may be in this news release is based on current expectations, estimates, projections and assumptions, having regard to CPKC’s experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: the anticipated closing of the offering; changes in business strategies; North American and global economic growth and conditions; commodity demand growth;

sustainable industrial and agricultural production; commodity prices and interest rates; foreign exchange rates; core adjusted effective tax rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; geopolitical conditions; applicable laws, regulations and government policies, including, without limitation, those relating to regulation of rates, tariffs, import/export, trade, taxes, wages, labour and immigration; the availability and cost of labour, services and infrastructure; labour disruptions; the satisfaction by third parties of their obligations to CPKC; and carbon markets, evolving sustainability strategies, and scientific or technological developments. Although CPKC believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CPKC’s forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward-looking information, including, but not limited to, the following factors: an inability to complete the offering; the risk that, notwithstanding CPKC’s current intentions regarding the use of the net proceeds of the offering, there may be circumstances where a reallocation of the net proceeds may be necessary; changes in business strategies and strategic opportunities; general Canadian, U.S., Mexican and global social, economic, political, credit and business conditions; risks associated with agricultural production such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures, including competition from other rail carriers, trucking companies and maritime shippers in Canada, the U.S. and Mexico; North American and global economic growth and conditions; industry capacity; shifts in market demand; changes in commodity prices and commodity demand; uncertainty surrounding timing and volumes of commodities being shipped by CPKC; inflation; geopolitical instability; changes in laws, regulations and government policies, including, without limitation, those relating to regulation of rates, tariffs, import/export, trade, wages, labour and immigration; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; disruption of fuel supplies; uncertainties of investigations, proceedings or other types of claims and litigation; compliance with environmental regulations; labour disputes; changes in labour costs and labour difficulties; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; sufficiency of budgeted capital expenditures in carrying out business plans; services and infrastructure; the satisfaction by third parties of their obligations; currency and interest rate fluctuations; exchange rates; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions, including the imposition of any tariffs, or other changes to international trade arrangements; the effects of current and future multinational trade agreements on or other developments affecting the level of trade among Canada, the U.S. and Mexico; climate change and the market and regulatory responses to climate change; anticipated in-service dates; success of hedging activities; operational performance and reliability; customer, regulatory and other stakeholder approvals and support; regulatory and legislative decisions and actions; the adverse impact of any termination or revocation by the Mexican government of Kansas City Southern de México, S.A. de C.V.’s concession; public opinion; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches, volcanism and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; acts of terrorism, war or other acts of violence or crime or risk of such activities; insurance coverage limitations; material adverse changes in economic and industry conditions; the outbreak of a pandemic or contagious disease and the resulting effects on economic conditions; the demand environment for logistics requirements and energy prices; restrictions imposed by public health authorities or governments; fiscal and monetary policy responses by governments and financial institutions; disruptions to global supply chains; the realization of anticipated benefits and synergies of the CP-KCS transaction and the timing thereof; the satisfaction of the conditions imposed by the U.S. Surface Transportation Board in its March 15, 2023 decision; the successful integration of KCS into CPKC; the focus of management time and attention on the CP-KCS integration and; other disruptions arising from the CP-KCS integration; estimated future dividends; financial strength and flexibility; debt and equity market conditions, including the ability to access capital markets on favourable terms or at all; cost of debt and equity capital; improvement in data collection and measuring systems; industry-driven changes to methodologies; and the ability of the management of CPKC to execute key priorities, including those in connection with the CP-KCS transaction. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CPKC with securities regulators in Canada and the United States. Reference should be made to “Item 1A - Risk Factors” and “Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements” in CPKC’s annual and interim reports on Form 10-K and 10-Q. Any forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CPKC undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About CPKC

With its global headquarters in Calgary, Alta., Canada, CPKC is the first and only single-line transnational railway linking Canada, the United States and México, with unrivaled access to major ports from Vancouver to Atlantic Canada to the Gulf Coast to Lázaro Cárdenas, México. Stretching approximately 20,000 route miles and employing 20,000 railroaders, CPKC provides North American customers unparalleled rail service and network reach to key markets across the continent. CPKC is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. CP-IR

Contacts:

Media

mediarelations@cpkcr.com

Investment Community

Chris De Bruyn

403-319-3591

investor@cpkcr.com